                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         SCIENTIFIC TECHNOLOGIES INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                [LOGO OF SCIENTIFIC TECHNOLOGIES INCORPORATED]
                      SCIENTIFIC TECHNOLOGIES INCORPORATED
                             6550 Dumbarton Circle
                           Fremont, California  94555
                                 (510) 608-3400
                                 ______________

                    Notice of Annual Meeting of Shareholders
                            To Be Held May 23, 1996
                                 ______________

         To the Shareholders of SCIENTIFIC TECHNOLOGIES INCORPORATED:

         The Annual Meeting of Shareholders of SCIENTIFIC TECHNOLOGIES INCORPORATED (the "Company") will be held at the offices of the Company, 6550 Dumbarton Circle, Fremont, California, on Thursday, May 23, 1996 at 4:00 p.m., for the following purposes:

1. To elect directors to serve for the ensuing year and until their successors are elected.

2. To ratify the appointment of Price Waterhouse as the Company's independent accountants.

3. To transact such other business as may properly come before the meeting and any adjournment thereof.

         The Board of Directors has fixed the close of business on March 30, 1996 as the record date for determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

         All shareholders are cordially invited to attend the meeting in person. If you do not expect to attend in person, please promptly mark, date, sign, and return the enclosed proxy.

James A. Lazzara
Secretary

April 23, 1996

                [LOGO OF SCIENTIFIC TECHNOLOGIES INCORPORATED]
                      SCIENTIFIC TECHNOLOGIES INCORPORATED
                             6550 Dumbarton Circle
                           Fremont, California  94555
                                 (510) 608-3400

                                 ______________

                                PROXY STATEMENT
                                 ______________

                         Annual Meeting of Shareholders
                                  May 23, 1996
                                 ______________


                              GENERAL INFORMATION

         The accompanying proxy is solicited by and on behalf of the Board of Directors of Scientific Technologies Incorporated (the "Company") to be used at the Annual Meeting of Shareholders to be held at the offices of the Company, 6550 Dumbarton Circle, Fremont, California, on Thursday, May 23, 1996, at 4:00 p.m., and at any adjournment thereof. This proxy statement and the accompanying proxy and annual report are being first mailed to holders of Scientific Technologies Incorporated's Common Stock on or about April 23, 1996.

         When the enclosed proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with any directions noted thereon, and if no directions are indicated, the shares it represents will be voted in favor of the proposals set forth in the notice attached hereto. Any shareholder signing and delivering a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Any shareholder attending the meeting in person may withdraw his proxy and vote his shares.

         The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made only by mail; provided, however, that, if necessary, officers and regular employees of the Company may make solicitations of proxies personally or by telephone or telegram, but such persons will not be specially compensated for such services. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Company's Common Stock.

               DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR
                              1997 ANNUAL MEETING


         Proposals of shareholders which are intended to be presented by such shareholders at the Company's 1997 Annual Meeting must be received by the Company no later than January 15, 1997 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

         Only shareholders of record at the close of business on March 30, 1996 (the "Record Date") will be entitled to vote at the 1995 Annual Meeting. On that date, there were 9,607,758 shares of Common Stock outstanding and entitled to vote. Each shareholder is entitled to one vote for each share of stock entitled to vote at the meeting, including for the election of Directors.

         The following table indicates the number of shares of Common Stock owned beneficially as of March 30, 1996 by each person known to the Company to own more than 5% of the Company's outstanding Common Stock and all Officers and Directors as a group.

The address of the individuals named is the address of the Company.

                                                          Amount and Nature
                                 Name of                    of Beneficial             Percent
      Title of Class         Beneficial Owner               Ownership/(1)/            of Class
________________________________________________________________________________________________
Common $.001 Par             Anthony R. Lazzara           5,802,010 Indirect/(2)/       60/(2)/


Common $.001 Par             Joseph J. Lazzara              741,711 Indirect/(2)/        8/(2)/


Common $.001 Par             James A. Lazzara               818,723 Indirect/(2)/        9/(2)/


Common $.001 Par             James A. Ashford               631,370 Indirect/(2)/        7/(2)/

Common $.001 Par             All Officers and Directors   7,993,814 Indirect/(2)/       84/(2)/
                             as a Group                      11,463 Direct/(3)/          -/(3)/

/(1)/Gives effect to the Company's two-for-one stock split in July 1995.

/(2)/Scientific Technology Incorporated, (the "Parent") was the stockholder of record of 8,355,137 shares (87%) of the Company as of March 30, 1996. At March 30, 1996, the shareholders of the Parent were as follows: Anthony R. Lazzara-69%; Joseph J. Lazzara-9%; James A. Lazzara-10%; James A Ashford-8%; other members of the Lazzara family-4%. As a result of such share holdings, the individuals named in the table may be deemed to indirectly own the number and percentage of shares set forth opposite their names.

/(3)/Includes shares subject to options held by Mssrs. Frei, Ploshay and Faria.

                        DIRECTORS AND EXECUTIVE OFFICERS


                             Directors and Nominees

          At the Annual Meeting, six Directors are to be elected. Each elected Director will serve until the 1997 Annual Meeting or until his respective successor has been elected and qualified.

          In the absence of instructions to the contrary, the shares represented by a proxy delivered to the Board of Directors will be voted for the six nominees named below. All nominees are anticipated to be available for election and able to serve. However, if any such nominee should decline or become unable to serve as a director for any reason, votes will be cast instead for a substitute nominee, if any, designated by the Board of Directors or, if none is so designated, will be cast according to the judgment in such matters of the person or persons voting the proxy.

          The following nominees are all presently members of the Board of Directors. The address of each nominee is the address of the Company.



                                                      Held Position
Name                       Position With Company      Since                Age
_____________________________________________________________________________
Anthony R. Lazzara         Chairman of the Board      September 1984        65

Joseph J. Lazzara          Director,                  September 1984        44
                           President,                 June 1989
                           Chief Executive Officer    June 1993
                           and Treasurer              September 1984

James A. Lazzara           Director and Secretary     September 1984        39
                           Senior Vice-President      June 1989

James A. Ashford           Director                   September 1988        44
                           Vice-President Operations  June 1989

Carl H. Frei               Director                   September 1988        62

Bernard J. Ploshay         Director                   September 1988        74

                        Business Experience of Directors

          Anthony R. Lazzara has been Chairman of the Board of the Company since September 20, 1984. He also served as the Company's Chief Executive Officer from September 20, 1984 to June 17, 1993, and President from September 20, 1984 until June 22, 1989. He is the founder and principal shareholder of Scientific Technology Incorporated (the "Parent"), and has been its Chairman of the Board and President since 1971. He received an LLB degree and an honorary Juris Doctor degree from DePaul University.

          Joseph J. Lazzara has been Chief Executive Officer of the Company since June 17, 1993, President since June 22, 1989, and Treasurer and a Director of the Company since September 21, 1984. He served as Vice President of the Company from September 21, 1984 until June 22, 1989. He also has served as Treasurer and a Director of the Parent since August 1981. Prior to 1981 he was employed by Hewlett-Packard in Process and Engineering Management. Mr. Lazzara received a Bachelor of Science degree in Engineering from Purdue University and a Masters in Business Administration from Santa Clara University. He is a son of Anthony R. Lazzara.

          James A. Lazzara has been the Senior Vice President of the Company since June 22, 1989, and has been the Secretary and a Director of the Company since September 21, 1984. He served as Vice President of the Company from 1987 to June 22, 1989. He is the Secretary, Vice President and a Director of the Parent, having joined the Company in November 1979. Mr. Lazzara received a Bachelor of Science degree from California Polytechnic State University. He is a son of Anthony R. Lazzara.

          James A. Ashford has been the Vice President of Operations of the Company since June 22, 1989 and has been a Director of the Company since September 27, 1988. He has also served as Vice President and General Manager of the Optical Sensor and Datricon Divisions since March of 1986. From 1980 to March 1986, Mr. Ashford was employed by Smith-Kline Beckman, most recently as Marketing Administration Manager and, prior to that, as Materials Manager. He was awarded a Bachelor of Science degree by San Diego State University. He is a son-in-law of Anthony R. Lazzara.

          Carl H. Frei has been a Director of the Company since September 27, 1988. From 1970 to March 1989 he was employed by Sonoco Fibre Drum Co. as Regional General Manager, at which time he retired. He is presently employed as a sales executive by Greif Bros. Corporation.

          Bernard J. Ploshay has been a Director of the Company since September 27, 1988. He has been retired since 1981. From 1973 to 1981 Mr. Ploshay was employed by the Parent as Vice President of Manufacturing.


               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

          During the fiscal year ended December 31, 1995 there were four meetings of the Board of Directors. No director attended fewer than 75% of the meetings of the Board of Directors. The Board of Directors has three committees: the Audit Committee, the Executive Committee and the Compensation Committee.

          The Audit Committee, comprised of Directors Bernard L. Ploshay and Carl H. Frei, is authorized to conduct appropriate reviews of all related-party transactions and report to the Board their findings of any potential conflict of interests of the Company and related parties; review the independent audits of the financial condition of the Company for the purpose of recommending changes in accounting procedures and practices; and conduct appropriate reviews and audits as ordered or directed by the Board of Directors and such other activities or reviews as are designated by the Board. The Audit Committee held one meeting in 1995.

          The Compensation Committee, comprised of Directors Anthony R. Lazzara, Bernard J. Ploshay, and Carl H. Frei, is authorized to recommend the amount and nature of compensation to be paid to the Company's officers and directors and to recommend stock options to be granted to Company employees and consultants to the Board of Directors. There was one meeting of the Compensation Committee in 1995.

          The Executive Committee, comprised of Directors Anthony R. Lazzara, Joseph J. Lazzara, James A. Lazzara and James Ashford, is authorized to represent and act on behalf of the full Board of Directors in all business matters except: amending the articles of incorporation; adopting a plan of merger or consolidation; recommending to the shareholders the sale, lease, exchange, mortgage, pledge or other disposition of all or substantially all the property and assets of the corporation otherwise than in the usual and regular course of its business; recommending to the stockholders a voluntary dissolution of the corporation or a revocation thereof; amending the by-laws of the corporation; or taking any other action prohibited by the Oregon Business Corporation Act. The Executive Committee held one meeting in 1995.


                       COMPENSATION OF EXECUTIVE OFFICERS

                           Summary Compensation Table

                                                  Annual Compensation                   Long-term Compensation
                                               -------------------------             ---------------------------
                                                          Bonus    Bonus    Other    Rest-   Securities
                                                          Paid     Paid     Annual   ricted  Underlying
      Name and                                             by       by      Comp-    Stock    Options/    LTIP
Principal Position              Year            Salary   Company  Parent   ensation  Awards     SAR      Payouts
- ------------------          -----------        -------   -------  ------   --------  ------   ---------  -------
Anthony R Lazzara              1995            $389,444   None    $50,000    None     None      None      None
Chairman                       1994            $288,340   None    $45,000    None     None      None      None
                               1993            $241,535   None    $20,000    None     None      None      None

Joseph J. Lazzara              1995            $186,735   None    $50,000    None     None      None      None
President, CEO                 1994            $158,323   None    $45,000    None     None      None      None
                               1993            $129,159   None    $20,000    None     None      None      None

James A. Lazzara               1995            $202,310   None    $50,000    None     None      None      None
Senior                         1994            $170,899   None    $45,000    None     None      None      None
Vice-President                 1993            $131,889   None    $20,000    None     None      None      None

James A. Ashford               1995            $172,704   None    $50,000    None     None      None      None
Vice-President                 1994            $153,215   None    $45,000    None     None      None      None
                               1993            $129,907   None    $20,000    None     None      None      None

Frank  Webster                 1995            $138,381   None     None      None     None      None      None
Vice-President                 1994            $108,810   None     None      None     None      None      None
                               1993            $ 93,208   None     None      None     None      None      None

 The column entitled "All Other Compensation"was omitted because there was none paid during the relevant periods.

                     Option/SAR Grants in Last Fiscal Year
                                      None

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
                                      None

             Long-Term Incentive Plans - Awards in Last Fiscal Year
                                      None

                           Compensation of Directors

          Members of the Board who are not also officers or employees of the Company are paid a fee of $500 per meeting for services as director. Directors receive no additional compensation for committee participation or attendance at committee meetings.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Scientific Technology Incorporated provides certain general and administrative services to all of its subsidiaries, which costs are allocated back to the subsidiaries on a pro-rated basis determined by the level of revenues of each benefit-receiving company. Aggregate costs to the Company were approximately $890,000 in 1995. These services will continue to be provided in the same manner in 1996.

          Certain of the Company's officers are employed by the Parent. In addition, the Company employs certain officers directly.

                                     PROXY

                     SCIENTIFIC TECHNOLOGIES INCORPORATED

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 23, 1996

  The undersigned shareholder of Scientific Technologies Incorporated (the "Company") hereby appoints James A. Lazzara and Joseph J. Lazzara, and each of them, proxies with full power of substitution to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 25, 1995 at 4:00 p.m., or at any adjournment(s) thereof, with all the power the undersigned would possess if personally present, with respect to the following:

     PLEASE MARK, SIGN, DATE AND MAIL THESE VOTING INSTRUCTIONS PROMPTLY,
                         USING THE ENCLOSED ENVELOPE.

                                                                      P R O X Y
- -------------------------------------------------------------------------------
COMMENTS/ADDRESS CHANGE:


                                 (Continued and to be signed on the other side)

                                       X
                                  Please mark
                                  your votes
                                    as this
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.
                                      FOR
                                   WITHHELD
                                    FOR ALL
                                      FOR
                                    AGAINST
                                    ABSTAIN
1. Election of Directors. Nominees: Anthony R. Lazzara, Joseph J. Lazzara,
James A. Lazzara, James A. Ashford, Carl H. Frei, Bernard J. Ploshay.
2. Ratification of the appointment of Price Waterhouse as the independent accountants of the Company for the current fiscal year ending December 31,
1996.
  FOR all nominees listed above (except authority to vote is withheld for the names crossed off above (if any))
           WITHHOLD AUTHORITY to vote for all nominees listed above.
WITHHELD FOR: (Write that nominee's name in the
space provided below).
- -------------------------------------------------------------------------------
                              WILL ATTEND MEETING
                            ADDRESS/ COMMENT CHANGE
- --
  THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL
BE VOTED "FOR" ALL NOMINEES IN ITEM 1 AND "FOR" ITEM 2. IF ANY OTHER BUSINESS PROPERLY COMES BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.
  THE UNDERSIGNED ACKNOWLEDGES RECEIPT WITH THIS PROXY OF A COPY OF THE NOTICE
OF ANNUAL MEETING OF SHAREHOLDERS, PROXY STATEMENT DATED APRIL 23, 1996, AND
THE COMPANY'S 1995 ANNUAL REPORT. THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN.
Signature of Shareholder(s) ____________  Date: _,
                                              1996
NOTE: Please date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.